HIT Performance: November 2018

RELATIVE TO THE BENCHMARK AND AAA COMPONENT

For the month of November 2018, the AFL-CIO Housing Invesment Trust (HIT) had a gross return of 0.90% and a net return of 0.86%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate), reported a return of 0.60% for the month.

POSITIVE CONTRIBUTIONS

•  Performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, posting an excess return of -120 basis points (bps). The HIT does not invest in corporate bonds, whereas the sector comprised 24.7% of the index as of November 30, 2018.

•  The portfolio’s overweight to the highest credit quality sector of the investment grade universe; Approximately 95.9% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee, compared to 72.4% for the Barclays Aggregate at the end of November.

NEGATIVE CONTRIBUTIONS

•  Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the best performing major sector in the index, with an excess return of zero. The HIT was underweight to this sector with a 17.4% allocation versus 28.2% in the Barclays Aggregate at the end of November. Further, the HIT had 4.4% allocated to adjustable-rate RMBS, which underperformed fixed-rate RMBS, while the index does not hold these securities.

•  The portfolio’s slightly short relative duration as Treasury rates fell across the curve. Two-, 5-, 7-, 10- and 30-year rates decreased by 8, 16, 16.5, 15.5 and 10 bps, respectively.

HIT TOTAL RETURNS

As of November 30, 2018

•  HIT outperformed Barclays Aggregate by 76 bps on a gross basis year-to-date and also outperformed on the same basis for the 1-, 3-, 5- and 10-year periods ending November 30.

•  HIT outperformed the AAA Component (with similar credit quality and duration) on gross and net basis for year-to-date, 3-, 5-, and 10-year periods.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www. aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investors should consider the HIT’s investment objectives, risks and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses assocaited with management of an acutal portfolio.